SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to §240.14a-12
PVF CAPITAL CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

November      , 2009
Dear Stockholder:
     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the “Company”) to be held at the Company’s Corporate Center located at 30000 Aurora Road, Solon, Ohio on      ,      , 2009 at 10:00 a.m., local time.
     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present to respond to any questions the stockholders may have.
     YOUR VOTE IS IMPORTANT. As described in the attached Proxy Statement, in additional to our usual annual items, we are seeking stockholder approval of proposals: (i) to approve the redemption of $10.0 million aggregate liquidation amount of trust preferred securities in exchange for $400,000 in cash, $600,000 of common stock and warrants to acquire additional shares of common stock; (ii) to sell shares of common stock in a non-public offering in an amount in excess of 20% of the Company’s current outstanding shares of common stock; and (iii) to increase the number of shares of common stock authorized for issuance under our First Amended and Restated Articles of Incorporation. If shareholders do not approve these proposals, it is unlikely that we will be able to raise sufficient capital as required by a Cease and Desist Order that we entered into with the Office of Thrift Supervision, and could be forced to sell or liquidate our subsidiary, Park View Federal Savings Bank.
     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,
Robert J. King, Jr.
President and Chief Executive Officer

If you have questions or need assistance in voting your shares, please call:

17 State Street, 10th Floor
New York, NY 10004
(877) 255-0074 (TOLL FREE)

Banks and Brokerage Firms call:
(212) 440-9800

PVF CAPITAL CORP.
30000 AURORA ROAD
SOLON, OHIO 44139
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on , , 2009

PLACE	PVF Corporate Center 30000 Aurora Road Solon, Ohio

ITEMS OF BUSINESS	(1) The election of four directors to serve for terms of three years;

(2)   The approval of the redemption of $10.0 million aggregate liquidation amount of trust preferred securities in exchange for $400,000 in cash, $600,000 of common stock and warrants to acquire common stock;

(3) The approval of an issuance of shares of common stock in a non-public offering in an amount in excess of 20% of our currently outstanding shares of common stock;

(4) The approval of an amendment to the Company’s First Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 65,000,000;

(5) The ratification of the appointment of Crowe Horwath LLP as PVF Capital Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2010;

(6) To grant management the authority to adjourn the annual meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals; and

(7) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on , 2009.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Most holders will be able to vote by phone or internet by following the instructions on their proxy form. If you need help in voting your shares or if you have any questions regarding the proposals, please call our proxy solicitor, Georgeson toll-free at (877) 255-0074. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at https://www.myparkview.com/proxy.asp.

BY ORDER OF THE BOARD OF DIRECTORS

Jeffrey N. Male Secretary
Solon, Ohio

______, 2009
NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the self-addressed, stamped envelope.

PVF CAPITAL CORP.
PROXY STATEMENT
GENERAL INFORMATION
     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company, which will be held at the Company’s Corporate Center located at 30000 Aurora Road, Solon, Ohio at 10:00 a.m., local time, on                     ,                     , 2009. The accompanying notice of meeting, this proxy statement and proxy card are being first mailed to stockholders on or about ____      , 2009.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON                     , 2009.
     The proxy statement, proxy card and Annual Report to Stockholders are available on the Internet at https://www.myparkview.com/proxy.asp.
INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
     You are entitled to vote your shares of PVF Capital Corp. common stock, par value, $0.01 per share, that you owned as of                     , 2009 (the “Record Date”). As of the close of business on                     , 2009, there were         shares of common stock issued and outstanding.
Ownership of Shares; Attending the Meeting
     You may own shares of PVF Capital Corp. in one or more of the following ways:
•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the PVF Capital Corp. Stock Fund of the Park View Federal Savings Bank 401(k) Plan (the “401(k) Plan”).
     If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.
     If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of PVF Capital Corp. common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.
     If you are a participant in the 401(k) Plan, see “Participants in the Park View Federal Savings Bank 401(k) Plan” below for information on how to vote your shares.

Quorum and Vote Required
     Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.
     Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors and the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for fiscal 2010 are currently considered routine matters under the rules of the New York Stock Exchange. The other proposals are non-routine proposals under the rules of the New York Stock Exchange.
     How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.
     Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors, each to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Under Ohio law, directors are elected by a plurality of the votes cast at the meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the meeting. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
     In voting on the proposal to approve the redemption of $10.0 million aggregate liquidation amount of trust preferred securities in exchange for $400,000 in cash, $600,000 of common stock and warrants to acquire common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
     In voting on the proposal to approve the issuance of shares of common stock in a non-public offering in an amount in excess of 20% of the Company’s currently outstanding shares of common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
     In voting on the amendment to the Company’s First Amended and Restated Articles of Incorporation, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the amendment requires the affirmative vote of a majority of the votes eligible to be cast at the meeting. Abstentions and broker non-votes will have the effect of voting against this proposal.
     In voting for the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Crowe Horwath LLP as our independent registered public accountants, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
     In voting on the proposal to grant management the authority to adjourn the annual meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Participants in the Park View Federal Savings Bank 401(k) Plan
     If you participate in the 401(k) Plan and invest in the PVF Capital Corp. Stock Fund you will receive a vote authorization card that reflects the shares of PVF Capital Corp. common stock credited to your account in the 401(k) Plan as of the Record Date. You may direct the 401(k) Plan Trustee how to vote the shares of PVF Capital Corp. common stock credited to your account. The Trustee will vote all shares for which it does not receive timely instructions from participants as directed by the Company. The deadline for returning your voting instructions to the 401(k) Plan Trustee is                           , 2009.
Voting by Proxy
     The Company’s Board of Directors of is sending you this proxy statement for the purpose of requesting that you allow your shares of PVF Capital Corp. common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the four nominees for director, a vote “FOR” the proposal to redeem $10.0 million aggregate liquidation amount of trust preferred securities, a vote “FOR” the proposal to approve the issuance of shares of common stock in a non-public offering in an amount in excess of 20% of the Company’s currently outstanding shares of common stock, a vote “FOR” the amendment to the Company’s First Amended and Restated Articles of Incorporation, a vote “FOR” the ratification of the appointment of Crowe Horwath as our independent registered public accounting firm for the fiscal year ending June 30, 2010 and a vote “FOR” the proposal to grant management the authority to adjourn the annual meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.
     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. If the annual meeting is postponed or adjourned, your PVF Capital Corp. common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.
     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.
CORPORATE GOVERNANCE
Director Independence
     The Company’s Board of Directors currently consists of 11 members. One additional individual, Mr. Thomas J. Smith, has been appointed as a director, subject to the approval of the Company’s regulator, the Office of Thrift Supervision (the “OTS”). If and when OTS approval is received, the size of the Board of Directors will be increased to 12 members, and Mr. Smith will be added to the Board of Directors. The Board of Directors has determined that all of the currently serving directors and Mr. Smith are independent under the current listing standards of the Nasdaq Capital Market, except for Mr. King, who is the Company’s President and Chief Executive Officer, Messrs. Swaney and Male, who have been employees of the Company and its wholly owned subsidiary, Park View Federal Savings Bank (the “Bank”), within the past three years, and Mr. Negrelli, who is a part owner of certain entities to which the Bank makes payments of rent and operating cost reimbursement. Mr. Adams, a director of the Bank who until September 10, 2009 served as Interim Chief Executive Officer of the Company and the Bank, and who is a nominee for election as a director at the annual meeting to fill the vacancy that will be created upon the retirement of Mr. Swaney, also is not independent under the listing standards of the Nasdaq Capital Market. In assessing the independence of directors, the Board of Directors considered the business relationships between the Company and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, the Board determined that, except as set forth above, none of the relationships between the Company and their affiliated businesses impair the directors’ independence because the amounts involved are immaterial to the directors or to those businesses when compared to their annual income or gross revenues. The business relationships between the Company and its directors or the directors’ affiliated companies that were considered by the Board of Directors were: Mr. Jaros’ position as a partner in the law firm of Moriarty & Jaros, P.L.L., which provides legal services to the Company and the Bank; Mr. Holman’s position as a partner in the law firm of Cavitch Familo & Durkin Legal Professional Association, which provides legal services to the Company and the Bank; Mr. Calabrese’s position as the managing partner of Calabrese, Racek and Markos, Inc., a firm that performs appraisals on properties securing loans made by the Bank; and Mr. Fedeli’s position as President and Chief Executive Officer of the Fedeli Group, which acts as the Bank’s agent in connection with its purchase of insurance. All fees paid to Calabrese, Racek and Markos, Inc. are paid by the customers of the Bank. The Board of Directors also has determined that former directors Richard M. Osborne and Gerald A. Fallon, who served as directors during fiscal year 2009, were independent under the current listing standards of the Nasdaq Capital Market.
Meetings and Committees of the Board of Directors
     During the year ended June 30, 2009, the Board of Directors of the Company met 21 times. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served. The following table identifies our standing committees and their members as of June 30, 2009. All members of each committee are independent in accordance with the listing standards of the Nasdaq Capital Market.

	Audit	Compensation	Nominating
Director	Committee	Committee	Committee
Steven A. Calabrese		X
Umberto P. Fedeli	X
Mark D. Grossi		X	X
Robert K. Healey	X	X
Ronald D. Holman, II			X *
Stanley T. Jaros		X *	X
Robert J. King, Jr.
John R. Male
Raymond J. Negrelli
Stuart D. Neidus	X *		X
C. Keith Swaney

Number of Meetings in 2009	11	4	1

*	Denotes Chairperson
     Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee met periodically to examine and approve the audit report prepared by the independent registered public accounting firm of the Company and its subsidiaries, to review and appoint the independent registered public accounting firm to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve various Company policies. The Company’s Board of Directors has determined that one member of the Audit Committee, Stuart D. Neidus, qualifies as an “audit committee financial expert” as defined in Section 407(d) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director Neidus is “independent,” as independence for audit committee members is defined under applicable NASDAQ listing standards. The Company’s Board of Directors has adopted a written charter for the Audit Committee, which is attached hereto as Appendix A.
     Nominating Committee. The Board of Directors’ Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Company’s Board of Directors has adopted a written charter for the Nominating Committee, which was attached as Appendix A to the Company’s definitive proxy materials distributed in connection with the Company’s annual meeting of stockholders held on February 5, 2008.
     Nominating Committee Procedures. It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of

Directors. The Board of Directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board of Directors does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board of Directors resources, the Board of Directors will consider only those director candidates recommended in accordance with the procedures set forth below.
     Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder’s recommendation of a director nominee no later than July 1 preceding the annual meeting of stockholders. Notice should be provided to: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. Such notice must contain the following information:
•	The name of the person recommended as a director candidate;

•	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

•	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

•	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

•	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
     In its deliberations, the Nominating Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.
     With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and Committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
     Compensation Committee. The Compensation Committee is responsible for establishing and administering policies governing the compensation for the Company’s named executive officers. The Compensation Committee operates under a written charter that establishes the Committee’s responsibilities. The Compensation Committee and the Board of Directors review the charter periodically to ensure the scope of the charter is consistent with the Compensation Committee’s expected role. The Compensation Committee Charter was attached as Appendix B to the Company’s definitive proxy materials distributed in connection with the Company’s annual meeting of stockholders held on February 5, 2008. The Compensation Committee meets outside the presence of all executive officers, including the named executive officers, to consider appropriate compensation for the chief executive officer. The Compensation Committee analyzes the chief executive officer’s performance annually and determines his base salary, annual performance bonus payments and any stock option grants based on its assessment of his performance. The Compensation Committee also takes into consideration the recommendations of the chief executive officer when determining the payments to be made to the other named executive officers under the Company’s discretionary bonus plan and stock option plan.
     The chief executive officer reviews, annually, each other named executive officer’s performance and based upon guidelines established by the Compensation Committee determines the appropriate base salary for each named executive officer. The chief executive officer also makes recommendations to the Compensation Committee with respect to annual discretionary bonus payments and the grants of stock-based compensation awards for each named executive officer, excluding himself.
Board Policies Regarding Communications with the Board of Directors and Attendance at Annual Meetings
     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.
     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Eight of the ten members then comprising the Board of Directors attended the Company’s 2008 annual meeting of stockholders.
AUDIT COMMITTEE REPORT
     The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
     In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
     In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination audit, their evaluation of any significant deficiencies or material weaknesses in the Company’s internal controls noted during the course of their audit, and the overall quality of the Company’s financial reporting.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009 for filing with the Securities and Exchange Commission. The Audit Committee has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
PVF CAPITAL CORP.
Stuart D. Neidus
Robert K. Healey
Umberto P. Fedeli
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Crowe Horwath LLP served as the Company’s independent registered public accounting firm for the 2009 and 2008 fiscal years. For the years ended June 30, 2009 and 2008, the fees billed to the Company by Crowe Horwath LLP totaled $169,440 and $269,000, respectively. Such fees were comprised of the following:
Audit Fees
     During the fiscal years ended June 30, 2009 and 2008, the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2009 and 2008, and audit of the effectiveness of internal control over financial reporting as of June 30, 2008, were $161,800 and $259,500, respectively.
Audit-Related Fees
     The aggregate fees billed for audit-related services for the fiscal years ended June 30, 2009 and 2008 were $2,340 and $9,500, respectively. The fees for the year ended June 30, 2009 were for the review of a Registration Statement on Form S-8. The fees for the year ended June 30, 2008 were for the review of a Registration Statement on Form S-4.
Tax Fees
     No fees were billed to the Company by the Company’s independent registered public accounting firm for tax services for the fiscal years ended June 30, 2009 and 2008.

All Other Fees
     The aggregate fees billed by the Company’s independent registered public accounting firm for services not included above were $5,300 and $1,077, respectively, for the fiscal years ended June 30, 2009 and 2008. The fees for the fiscal year ended June 30, 2009 were for license renewal for an automated work papers internal auditing software application, assistance in responding to Securities and Exchange comments on the Company’s public filings under the Exchange Act, and assistance on responding to a question from the OTS. The fees for the fiscal year ended June 30, 2008 were for license renewal for an automated work papers internal auditing software application.
Pre-Approval of Services by the Independent Registered Public Accounting Firm
     The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent registered public accounting firm in fiscal years 2009 and 2008 were pre-approved by the Audit Committee.

STOCK OWNERSHIP
     Persons and groups beneficially owning in excess of 5% of the common stock are required to file certain reports with respect to such ownership pursuant to the Exchange Act. The following table sets forth, as of October 19, 2009, certain information as to the common stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the common stock, by each of the Company’s directors and nominees, by the individual to be appointed as a director, the non-director executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” and by all executive officers and directors of the Company as a group.

			Percent of Shares
Name and Address	Amount and Nature of		of Common Stock
of Beneficial Owner (1)	Beneficial Ownership (2)		Outstanding (3)
Persons Owning Greater Than 5%:

Alesco Preferred Funding IV Ltd.	854,171	(4)	9.90	%(4)
Cohen & Company Financial Management, LLC Dekania Investors, LLC Cohen Brothers, LLC Cohen Bros. Financial, LLC Daniel G. Cohen 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104

John R. Male	535,872	(5)	6.70
30000 Aurora Road Solon, Ohio 44139

Umberto P. Fedeli	636,000	(6)	7.97
5005 Rockside Road Crown Centre Building, Fifth Floor Independence, Ohio 44131-8003

Richard Osborne	403,000	(7)	5.05
Richard M. Osborne Trust OsAir, Inc. 8500 Station Street, Suite 113 Mentor, Ohio 44060

Steven A. Calabrese	477,454	(8)	5.98
CCAG Limited Partnership Steven A. Calabrese Profit Sharing Trust 30000 Aurora Road Solon, Ohio 44139

Jeffrey L. Gendell	587,223	(9)	7.36
Tontine Financial Partners, L.P. Tontine Management, L.L.C. Tontine Overseas Associates, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830

Directors:
Steven A. Calabrese	477,454	(8)	5.98
Umberto P. Fedeli	636,000	(6)	7.97
Mark D. Grossi	118,208	(10)	1.48

			Percent of Shares
Name and Address	Amount and Nature of		of Common Stock
of Beneficial Owner (1)	Beneficial Ownership (2)		Outstanding (3)
Robert K. Healey	46,157	(11)	*
Ronald D. Holman, II	17,610		*
Stanley T. Jaros	33,316		*
Robert J. King, Jr.	0		*
John R. Male	535,872	(5)	6.70
Raymond J. Negrelli	36,046		*
Stuart D. Neidus	64,898	(12)	*
C. Keith Swaney	200,961		2.52

Director Nominee:
Marty E. Adams	0		*

Individual to be Appointed as Director:
Thomas J. Smith	0		*

Named Executive Officer:
Jeffrey N. Male	301,140	(13)	3.77

All Executive Officers and Directors as a Group (13 persons)	2,521,616		30.99%

*	Less than 1%.

(1)	All executive officers and directors of the Company have the Company’s address: 30000 Aurora Road, Solon, Ohio 44139.

(2)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from October 19, 2009. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The amounts shown include 5,000, 19,941, 17,610, 22,620, 22,520, 16,046, 28,370, 11,200 and 158,924 shares that Directors Steven A. Calabrese, Robert K. Healey, Ronald D. Holman, II, Stanley T. Jaros, John R. Male, Raymond J. Negrelli, Stuart D. Neidus, Mr. Jeffrey N. Male and all executive officers and directors as a group, respectively, have the right to acquire pursuant to options exercisable within 60 days of October 19, 2009.

(3)	Based on 7,979,120 shares outstanding.

(4)	Based on Schedule 13G filed on September 14, 2009. Alesco Preferred Funding IV Ltd., Cohen & Company Financial Management, LLC, Dekania Investors, LLC, Cohen Brothers, LLC, Cohen Bros. Financial, LLC and Daniel G. Cohen may be deemed in the aggregate to beneficially own 854,171 shares of Company common stock, consisting of 205,297 shares of Company common stock and approximately 648,874 shares of Company common stock into which a warrant issued to Alesco Preferred Funding IV Ltd. Is currently exercisable. Alesco Preferred Funding IV Ltd. directly owns 205,297 shares of Company common stock and approximately 648,874 shares of Company common stock into which a warrant issued to Alesco Preferred Funding IV Ltd. is currently exercisable. On the basis of an investment management agreement between Alesco Preferred Funding IV Ltd. and Cohen & Company Financial Management, LLC, Cohen & Company Financial Management, LLC may be deemed to indirectly own the shares of Company common stock directly owned by Alesco Preferred Funding IV Ltd. The sole member of Cohen & Company Financial Management, LLC is Dekania Investors, LLC, the sole member of which is Cohen Brothers, LLC. A majority of the voting power of the outstanding equity interests of Cohen Brothers, LLC is controlled by Cohen Bros. Financial, LLC, the sole member of which is Daniel G. Cohen.

(5)	Includes 36,438 shares held by the Bank’s 401(k) Plan, as to which shares Mr. John R. Male has sole voting and shared investment power, and 11,237 shares owned by Mr. Male’s wife, as to which shares Mr. Male may be deemed to have beneficial ownership. Also includes 414,424 shares held by trusts of which Mr. John R. Male serves as trustee and as such has sole voting and investment power over such shares. 100,000 shares held in trust are pledged as collateral for a loan.

(6)	Includes 10,000 shares owned by the Fedeli Family Charitable Foundation, of which Mr. Fedeli is the president, and 1,000 shares owned by his wife’s IRA.

(7)	Based on his Schedule 13D filed on February 11, 2009, Mr. Osborne has sole voting and dispositive power over 398,000 shares, which include 118,000 shares owned by the Richard M. Osborne Trust, of which Mr. Osborne is the sole trustee, and 280,000 shares owned by OsAir, Inc., of which Mr. Osborne is the president, chief executive officer, chairman of the board and a majority shareholder. Also includes 5,000 shares Mr. Osborne has the right to acquire upon the exercise of options.

(8)	Includes 15,930 shares owned by Mr. Calabrese’s minor children and 10,750 shares beneficially owned by Mr. Calabrese’s wife. Mr. Calabrese disclaims beneficial ownership of the shares owned by his wife.

(9)	According to their statement on Schedule 13G, as amended, filed on February 6, 2008, Jeffrey L. Gendell shares voting and dispositive power over the listed shares, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. share voting and dispositive power with respect to 519,618 shares and Tontine Overseas Associates, L.L.C. shares voting and dispositive power with respect to 67,605 shares.

(10)	Represents shares owned by Westwood Douglas LLC over which shares Mr. Grossi has sole voting and dispositive power.

(11)	Includes 26,216 shares held by a revocable trust for the benefit of Mr. Healey; Mr. Healey does not have or share voting or investment power over such shares. Does not include 97,313 shares held by an irrevocable trust for the benefit of Mr. Healey’s wife, as to which shares Mr. Healey does not have or share voting or investment power.

(12)	Includes 149 shares as to which Mr. Neidus’ wife has voting and investment power.

(13)	Includes 29,127 shares held by the Bank’s 401(k) Plan, as to which shares Mr. Jeffrey N. Male has sole voting and shared investment power. Includes 177,560 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male and 33,423 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male’s wife; Mr. Jeffrey N. Male is co-trustee of such trusts and shares voting and investment power over such shares. Also includes 13,489 shares as to which Mr. Jeffrey N. Male’s wife has voting and investment power.
     The following table shows beneficial ownership of trust preferred securities issued by PVF Capital Trust II as of October 19, 2009 by the persons listed on the table above:

		Percent of Trust
	Amount and Nature of	Preferred Securities
Name	Beneficial Ownership (1)	Outstanding
Umberto P. Fedeli	$2,000,000	20.0%
Robert J. King, Jr.	1,000,000	10.0
Marty E. Adams	4,500,000	45.0

(1)	Represents aggregate liquidation amount.
ITEMS TO BE VOTED UPON BY STOCKHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
     The Company’s Board of Directors is composed of 11 members. The Company’s First Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) provide that directors are elected to serve for terms of three years, with approximately one-third elected to be elected annually. Four directors will be elected at the Annual Meeting to serve for a term of three years or until their successors are elected and qualified.
     The Nominating Committee of the Board of Directors has nominated Marty E. Adams, Steven A. Calabrese, Umberto P. Fedeli and Robert J. King, Jr. to serve as directors for a three-year period and until their successors are elected and qualified. Messrs. Calabrese, Fedeli and King are currently members of the Boards of Directors of the Company and the Bank, and Mr. Adams is a member of the Bank’s Board of Directors.
     Your Board of Directors recommends that you vote “FOR” the election of Marty E. Adams, Steven A. Calabrese, Umberto P. Fedeli and Robert J. King, Jr. as directors of the Company.
     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.
     Except as described below, there are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company. Director Steven A. Calabrese was appointed as a director of the Company pursuant to an agreement with the Company and the Bank dated September 30, 2008. Under this agreement, for a two-year period, Mr. Calabrese agreed to vote for the Company’s nominees for director and not to solicit proxies, make stockholder proposals or offer certain transactions to the Company’s stockholders.
     The Company and the Bank also entered into a similar agreement dated September 30, 2008 with Richard M. Osborne. Under the Osborne Agreement, Mr. Osborne was appointed as a director of the Company, but resigned from the Board on January 29, 2009. The Osborne Agreement provides that, subject to any limitation imposed by law or by any regulatory authority having jurisdiction over the Company or the Bank, in the event that any time prior to the scheduled expiration of his initial term as a director, Mr. Osborne is unable to serve as a director, whether because of resignation, removal or otherwise, he is entitled to designate a substitute nominee who is reasonably acceptable to the Company’s Board of Directors, and the Company will appoint the substitute nominee to the Board of Directors for the remainder of the term, provided the substitute nominee agrees to be bound by certain provisions of the Osborne Agreement. In accordance with the Osborne Agreement, Mr. Osborne requested the appointment of Thomas J. Smith as his designated substitute nominee. The appointment of Mr. Smith as a director was subject to OTS approval, which has been obtained, and Mr. Smith is expected to begin service as a director effective at the next Board of Directors meeting.
NOMINEES FOR ELECTION AS DIRECTORS
     The nominees for election to serve for a three-year term are:
     Marty E. Adams. Mr. Adams served as Interim Chief Executive Officer of the Company and the Bank from March 2009 until September 9, 2009. Most recently prior to that, Mr. Adams served as president and chief operating officer of Huntington Bancshares, Inc. from July 2007 until December 2007 following Huntington Bancshares’ acquisition of Sky Financial Group, Inc. Mr. Adams previously served as the chairman and chief executive officer of Sky Financial Group, Inc. Age 57. Mr. Adams has served as a director of the Bank since September 2009. He is not currently a director of the Company.
     Steven A. Calabrese. Mr. Calabrese is the managing partner of Calabrese, Racek and Markos, Inc., which operates a number of commercial real estate companies in Cleveland, Ohio and Tampa, Florida. The firms specialize in evaluation, market research and reporting, management, construction and development services for commercial and industrial real estate. He is a director of Energy West, Incorporated, a public utility company in Great Falls, Montana, which has a class of securities registered under Section 12 of the Exchange Act. Age 48. Director since 2008.
     Umberto P. Fedeli. Mr. Fedeli has served since 1988 as President and Chief Executive Officer of The Fedeli Group, privately held insurance brokerage firm in Independence, Ohio. He is a member of the Board of Directors of the Cleveland Clinic Foundation and is currently serving as their Chairman of Government Relations and as a member of their Executive Committee. He is on the Board of Trustees of John Carroll University, is a trustee of the Cleveland Catholic Diocese Foundation, and Chairman of the Northern Ohio Italian American Foundation, a charitable organization that he helped establish in 1995. Mr. Fedeli is a graduate of John Carroll University. Age 49. Director since 2008.
     Robert J. King, Jr. Mr. King has served as the President and Chief Executive Officer of the Company and the Bank since September 10, 2009. Previously, Mr. King most recently served as senior managing director of FSI Group, LLC, a private equity operation focused on investing in the financial sector from 2006 through 2009. Prior to that, Mr. King held numerous positions with Fifth Third Bank, which he joined in 1975. During his tenure with the Cincinnati-based company, he served as vice president of Institutional Asset Administration, director of marketing, commercial lending officer, customer service manager and marketing research specialist. In 1989, he joined Fifth Third Bank (Northeastern Ohio) as an executive vice president and was promoted to president and chief executive officer the following year. In 1997, Fifth Third Bank’s board of directors appointed Mr. King chairman of the board of Fifth Third Bank (Northeastern Ohio), a position he held until his retirement from Fifth Third Bank in 2004. Mr. King was also an executive vice president of Fifth Third Bancorp and regional president of its affiliates in Toledo, Dayton, Columbus and southern Ohio. Mr. King is a director of The Andersons, Inc. and Shiloh Industries, Inc., companies with a class of securities registered under Section 12(b) of the Securities Exchange Act of 1934, as amended. Age 54. Director since 2009.

DIRECTORS CONTINUING IN OFFICE
     The following directors have terms ending in 2010:
     Mark D. Grossi. Mr. Grossi was named Chairman of the Board of the Company and the Bank in January 2009. Since 2004, Mr. Grossi has been providing consulting services to financial services companies. From 1992 to 2004, Mr. Grossi served as Executive Vice President, Chief Retail Banking Officer and member of the Board of Directors of Charter One Bank, N.A. Prior to joining Charter One, Mr. Grossi was President and Chief Executive Officer and member of the Board of Directors of First American Savings Bank from 1987 to 1992. Mr. Grossi serves as a Trustee for Walsh University, the Greater Cleveland Boy Scouts of America and Lake Ridge Academy. Mr. Grossi earned his Bachelor of Science in Business at Miami University and holds an MBA from Cleveland State University. Age 56. Director since 2009.
     Ronald D. Holman, II. Mr. Holman is a partner in the law firm of Cavitch, Familo, Durkin & Co., LPA in Cleveland, Ohio. In addition, from 1989 to 2000 he served as a legal analyst on various news shows for WEWS TV in Cleveland, Ohio. Mr. Holman serves on the Boards of Directors for the following nonprofit institutions: Shaker Heights Alumni Association and North Coast Community Homes. He has also served as Chair of the Center for Families and Children, and Treasurer of the Dartmouth Club of Northeastern Ohio. In addition, he has served on the transition subcommittees for Mayors Frank Jackson and Jane Campbell. Mr. Holman is a graduate of Dartmouth College and Columbia University School of Law. Age 49. Director since 2003.
     John R. Male. Mr. Male retired in July 2009. He had been with the Bank since 1971, where he held various positions, including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male served as President and Chief Executive Officer of the Bank from 1986 to October 2000 and was named President of the Company upon its organization in 1994 and served in this capacity until October 2000. Mr. Male also served as Chairman of the Board of Directors from 2000 to January 2009 and served as Chief Executive Officer of the Company and the Bank from October 2000 to March 2009. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University. Mr. Male is the brother of Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President and Chief Lending Officer of the Bank. Age 61. Director since 1994.
     The following directors have terms ending in 2011:
     Robert K. Healey. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President — Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School. Age 84. Director since 1994.
     Stanley T. Jaros. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a graduate of Brown University and Case Western Reserve Law School and received an MBA from the University of Pennsylvania. Age 64. Director since 1997
     Raymond J. Negrelli. Mr. Negrelli is an investor in and developer of real estate, primarily retail and office properties, in northeast Ohio. He is the President of Raymond J. Negrelli, Inc. and a General Partner in Bay Properties Co., both of which are based in Euclid, Ohio. He is a former member of the Community Leadership Council of Hillcrest Hospital, Mayfield Heights, Ohio, served on the Civil Justice Reform Act Advisory Group for the United States District Court, and serves on various local public service and charitable organizations. Age 57. Director since 2002.
     Stuart D. Neidus. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a company that operates in the leisure industry and is one of the nation’s largest in-ground residential concrete swimming pool installers. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan’s split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus spent 19 years with the international accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. He has served as a board member and on advisory committees of many nonprofit and civic organizations over the years. Age 58. Director since 1996.
DIRECTOR TO BE APPOINTED
     Pursuant to the Osborne Agreement, Mr. Richard M. Osborne requested the appointment of Mr. Thomas J. Smith as a director of the Company. See “— Proposal 1 — Election of Directors” above. The Board of Directors has approved the appointment of Mr. Smith as a director, and Mr. Smith is expected to begin service as a director effective at the next Board of Directors meeting.
     Mr. Smith was appointed vice president and chief financial officer of Energy West, Incorporated (“Energy West”) in November 2007. He has been a director of Energy West since December 2003. He also served as Energy West’s interim president from August 2007 to November 2007. From 1998 to 2006, he was the president, chief operating officer and a director of John D. Oil and Gas Company, a publicly held oil and gas exploration company in Mentor, Ohio, of which he remains a director. Since 2003, he has been president, treasurer and secretary of Northeast Ohio Natural Gas Corporation, a natural gas distribution company in Mentor, Ohio, and since 2002 he has been president, treasurer and secretary of Orwell Natural Gas Company, a natural gas distribution company in Mentor, Ohio. He is also a director of Corning Natural Gas Corporation, a public utility company in Corning, New York. Age 65.
OVERVIEW OF PROPOSALS 2, 3 AND 4
Background
     During the years ended June 30, 2008 and 2009, due in part to the downturn in the real estate market and our concentration in loans secured by real estate, our asset quality deteriorated significantly. From June 30, 2007 to June 30, 2009, nonperforming assets increased by $64.9 million, or 379%, to $82.1 million, including an increase in nonperforming loans of $56.0 million, or 385%, to $70.5 million. In addition, from June 30, 2007 to June 30, 2009, classified and criticized assets increased $81.5 million, or 388%, to $102.4 million, loans delinquent 30 to 89 days past due increased $10.9 million, or 99%, to $21.9 million and real estate owned increased $9.0 million, or 343%, to $11.6 million. Nonperforming loans as a percentage of total loans increased significantly during this period from 1.99% to 10.04%. In addition, although our allowance for loan losses as a percentage of total loans increased during this period from 0.51% to 2.35%, our allowance for loan losses as a percentage of nonperforming loans decreased from 25.4% to 23.4%.
     As a result of the deterioration in our asset quality, we recorded provisions for loan losses of $6.1 million and $31.5 million during the years ended June 30, 2008 and 2009, respectively, which negatively impacted our earnings. Due in part to the deterioration in our asset quality, and the resulting provisions for loans losses, our regulatory capital ratios were negatively impacted.
     At June 30, 2009, the Company had $20.0 million aggregate amount of outstanding subordinated debentures, consisting of two issuances of subordinated debentures in the aggregate amount of $10.0 million each.  The subordinated debentures were issued to two trust subsidiaries, PVF Capital Trust I and PVF Capital Trust II, each of which, in turn, issued and sold trust preferred securities with an aggregate liquidation amount of $10.0 million.  The trust preferred securities carried interest rates of 3.73% and 7,462% at June 30, 2009. Interest expense of $1.3 million was accrued on the trust preferred securities during the year ended June 30, 2009.
     The Bank has been directed by its regulator, the Office of Thrift Supervision (the “OTS”), to raise its Tier 1 core capital and total risk-based capital ratios to 8.0% and 12.0%, respectively, by December 31, 2009.
     In addition, on October 19, 2009, the Company and the Bank each entered into a Stipulation and Consent to the Issuance of Order to Cease and Desist with the OTS whereby the Company and the Bank each consented to the issuance of an Order to Cease and Desist without admitting or denying that grounds exist for the OTS to initiate an administrative proceeding against the Company or the Bank. Among other things, the Cease and Desist Order for the Bank (the “Bank Order”) requires that by December 31, 2009, the Bank meet and maintain (i) a tier one (core)

capital ratio of at least 8.0% and (ii) a total risk-based capital ratio of at least 12.0% after the funding of an adequate allowance for loan and lease losses and submit a detailed plan to accomplish this. As a result of this requirement the Bank may not be deemed to be “well-capitalized” under applicable regulations. The Bank Order also provides that if the Bank fails to meet this requirement at any time after December 31, 2009, within 15 days thereafter it must prepare a written contingency plan detailing actions to be taken, with specific time frames, providing for (i) a merger with another federally insured depository institution or holding company thereof, or (ii) voluntary liquidation. The Bank Order prohibits the Bank from paying dividends or making any other capital distributions from the Bank without receiving prior OTS approval.
     The Cease and Desist Order against the Company (the “Company Order”) requires that the Company submit a capital plan that includes, among other things, (i) the establishment of a minimum tangible capital ratio of tangible equity capital to total tangible assets commensurate with the Company’s consolidated risk profile, and (ii) specific plans to reduce the risks to the Company from its current debt levels and debt servicing requirements. The draft Company Order further provides that the Company shall not declare, make or pay any cash dividends or other capital distributions or purchase, repurchase or redeem or commit to purchase, repurchase or redeem any Company equity stock without the prior non-objection of the OTS. In addition, the Company Order provides that the Company shall not incur, issue, renew, roll over or increase any debt or commit to do so without the prior non-objection of the OTS (debt includes loans, bonds, cumulative preferred stock, hybrid capital instruments such as subordinated debt or trust preferred securities, and guarantees of debt).
     In response to these events, the Company has begun the implementation of a plan to strengthen the Company’s and the Bank’s capital structure by reducing debt and raising equity.  The plan consists of several transactions.  The first transaction (the “Completed Exchange”) was the redemption of outstanding trust preferred securities with an aggregate liquidation amount of $10.0 million issued by PVF Capital Trust I in exchange for $500,000 in cash, 205,297 shares of common stock, warrants to acquire 769,608 shares of common stock and warrants to acquire additional shares of common stock equal to 9.9% of the shares to be issued in any transaction for the redemption of trust preferred securities issued by PVF Capital Trust II (exclusive of shares issuable upon the exercise of warrants). The Completed Exchange was completed on September 3, 2009, and the Company realized after tax income of approximately $5.7 million during the quarter ending September 30, 2009 as a result of that transaction. The shares of common stock and warrants to acquire common stock issued in the Completed Exchange, and any shares of common stock that may be issued upon the exercise of warrants granted in the Completed Exchange, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements.
     In addition, the Company entered into an agreement with investors holding trust preferred securities with an aggregate liquidation amount of $10.0 million issued by PVF Capital Trust II. Pursuant to agreement, the investors will tender $10.0 million aggregate liquidation amount of trust preferred securities to the Company in exchange for an aggregate of $400,000 in cash, a number of shares of common stock (the “Initial Shares”) equal to $600,000 divided by the Conversion Price and warrants to acquire additional shares of common stock, as described in more detail below (the “Exchange”).  The consummation of the Exchange is subject to the approval of the Company’s shareholders at the annual meeting. If completed, the Exchange is expected to generate after tax income of approximately $5.9 million, although the exact amount is subject to variation based on the valuation of the warrants at closing. The income would be recorded during the quarter in which the trust preferred securities were cancelled, which is expected to be the fourth quarter of calendar year 2009 or the first quarter of calendar year 2010. The shares of common stock and warrants to acquire common stock to be issued in the Exchange, and any shares of common stock that may be issued upon the exercise of warrants granted in the Exchange, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements.
     The final transactions are contemplated offerings of shares of common stock in a public offering and a non-public offering. In the public offering, priority subscription rights will be given to the Company’s shareholders (the “Rights Offering”). Concurrently with the Rights Offering, the Company anticipates that it will sell shares of common stock in a non-public offering in an amount in excess of 20% of the Company’s currently outstanding shares of common stock (the “Non-Public Offering”). The Rights Offering and the Non-Public Offering are referred to collectively herein as the “Stock Offerings.” The Company anticipates that the gross proceeds it will seek from the sale of shares in the Stock Offerings will aggregate between $___ million and $___ million.

     This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock and common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus.
     In furtherance of this plan, the Company is asking shareholders at the annual meeting to support its plan to reduce the Company’s outstanding debt burden by supporting the Exchange.  Further, the Company is asking shareholders at the annual meeting to approve the sale of shares of common stock in the Non-Public Offering in an amount in excess of 20% of the Company’s currently outstanding shares of common stock. In addition, in order to complete the Stock Offerings resulting in gross proceeds to the Company of $25.0 million, and to provide additional authorized shares of common stock to meet additional future needs, it is necessary to increase the number of shares of common stock that the Company is authorized to issue as set forth in Proposal 4.  These matters to be voted on at this annual meeting are critical components of the Company’s capital plan.
     The Company believes that the completion of the redemption of all of its trust preferred securities and the issuance and sale of common stock in the Stock Offerings will constitute substantial progress in addressing the most significant concerns raised by the OTS, although the OTS has offered no assurance that these transactions will be sufficient to address their concerns.  The  Exchange and the Stock Offerings are critical components of the Company’s plan and the Company needs stockholder approval to complete them.  In addition, the Company believes that if it is unable to complete the Exchange and the Stock Offerings, it will be substantially more likely to face negative regulatory consequences.  Regulatory consequences could, among other things, result in the Bank’s being required to seek a merger partner or undergo a voluntary liquidation. Such actions could have a material negative effect on the Company’s business and financial condition and the value of its common stock.
     Moreover, the Board of Directors believes that the Exchange is a crucial first step of its capital plan that the Company must complete for the Company and the Bank to meet the capital objectives directed by the OTS. The Board of Directors believes that if the Company is unable to consummate the Exchange, it will be more difficult to complete the Stock Offerings, or, in order to complete the Stock Offerings it will be required to offer more shares of common stock at a lower price in order to raise gross proceeds of at least $25.0 million than it would have to if the Exchange is completed, thereby causing greater dilution to shareholders in the Stock Offerings.  The members of the Company’s Board of Directors have entered into voting agreements in which they have agreed to vote in favor of  the Exchange.
     Due to the benefits that will result from the  Exchange and the Stock Offerings and the adverse consequences the Company will face if these transactions are not completed, the Board recommends that the stockholders vote FOR Proposals 2, 3 and 4.
Risk Factors — Risks Relating to Proposals 2, 3 and 4
     If Proposals 2, 3 and 4 are not approved, the Exchange and the Stock Offerings will not be completed and the Company would not be able to complete an offering of a sufficient number of shares to enable it to meet the OTS’ capital requirements for the Bank.  As a result, the OTS would likely take further action against the Company and the Bank.  Any such actions could have a material negative effect on the Company’s business and the value of its common stock.
     As discussed above, the Bank has been directed by the OTS to raise its Tier 1 core capital and total risk-based capital ratios to 8.0% and 12.0%, respectively, by December 31, 2009. In an effort to address the concerns identified by the Company and the OTS, the Company has completed the Completed Exchange and entered into an agreement to effect the Exchange.  The Company believes completion of the Exchange, together with the completion of the Stock Offerings, will contribute materially to addressing the issues raised by the OTS, although the OTS has offered no assurance that these transactions will be sufficient to satisfy their concerns.  If the Company is unable to consummate the Exchange and the Stock Offerings, it would be substantially more likely to face negative regulatory consequences from the OTS.  Such regulatory consequences could include a requirement that the Bank seek a merger partner or a voluntary liquidation. Such action by the OTS could have a material negative effect on the Company’s business and financial condition and the value of its common stock.

     Stockholders will face significant dilution as a result of the Exchange and the Stock Offerings.
     If Proposal 2, 3 and 4 are approved, the Company could issue up to ___ shares of common stock in the Stock Offerings. If the Exchange is completed, the Company will issue the Initial Shares. If the Conversion Price equaled $___, the closing price for the common stock as quoted on the Nasdaq Capital Market on ___, 2009, the number of shares comprising the Initial Shares would be ___ shares. In addition, if the Exchange is completed, the Company will issue warrants to purchase 769,608 shares of common stock plus a number of shares of common stock equal to 9.9% of the Initial Shares. Further, the Company would issue additional warrants that become exercisable in the event the Company completes one or more public offerings or private placements of its common stock (which would include the Non-Public Offering and the Rights Offering) within a year. The second group of warrants will give the holders thereof the right to acquire additional shares of common stock so that the total number of shares they could acquire under all warrants would entitle them to purchase an aggregate of 4.9% of the common stock to be outstanding following the public offering or offerings completed during that one-year period. Assuming ___ shares are issued in the Stock Offerings, the total number of shares of common stock that could be acquired upon the exercise of warrants granted in the Exchange would be ___.
     As a result, if the Exchange and the Stock Offerings are completed, the Company’s existing stockholders will incur substantial dilution of their voting interests and will own a significantly smaller percentage of the Company’s outstanding common stock following the Exchange and the Stock Offerings.  The dilutive effect of the Exchange and the Stock Offerings may have an adverse impact on the market price of the Company’s common stock.
     The Company could as a result of the Stock Offerings or future investments in our common stock by 5% holders, experience an “ownership change” for tax purposes that could cause the Company to permanently lose a significant portion of its U.S. federal deferred tax assets.
     The completion of the Non-Public Offering, combined with past transactions, could cause the Company to experience an “ownership change” as defined for U.S. federal income tax purposes.  Even if these transactions do not cause the Company to experience an “ownership change,” these transactions materially increase the risk that the Company could experience an “ownership change” in the future. As a result, issuances or sales of common stock or other securities in the future (including common stock issued in the Non-Public Offering), or certain other direct or indirect changes in ownership, could result in an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In the event an “ownership change” were to occur, the Company could realize a permanent loss of a significant portion of its U.S. federal deferred tax assets and lose certain built-in losses that have not been recognized for tax purposes, including, for example, losses on existing nonperforming assets. The amount of the permanent loss would depend on the size of the annual limitation (which is in part a function of the Company’s market capitalization at the time of an ownership change) and the remaining carryforward period (U.S. federal net operating losses generally may be carried forward for a period of 20 years). Any permanent loss would have a material adverse effect on the Company’s results of operations and financial condition.
     The Company has not established a valuation allowance against its U.S. federal deferred tax assets of June 30, 2009, as the Company believed, based on its analysis as of that date, that it was more likely than not that all of these assets would be realized. Section 382 of the Code imposes restrictions on the use of a corporation’s net operating losses, certain recognized built-in losses and other carryovers after an “ownership change” occurs. An “ownership change” is generally a greater than 50 percentage point increase by certain “5% stockholders” during the testing period, which is generally the three year-period ending on the transaction date. Upon an “ownership change,” a corporation generally is subject to an annual limitation on its pre-change losses and certain recognized built-in losses equal to the value of the corporation’s market capitalization immediately before the “ownership change” multiplied by the long-term tax-exempt rate (subject to certain adjustments). The annual limitation is increased each year to the extent that there is an unused limitation in a prior year. Since U.S. federal net operating losses generally may be carried forward for up to 20 years, the annual limitation also effectively provides a cap on the cumulative amount of pre-change losses and certain recognized built-in losses that may be utilized. Pre-change losses and certain recognized built-in losses in excess of the cap are effectively lost.
     The relevant calculations under Section 382 of the Code are technical and highly complex. The Non-Public Offering, combined with other ownership changes in recent years, could cause the Company to experience an “ownership change.” As of June 30, 2009, the Company’s net deferred tax asset reflected on its balance sheet was $6.6 million. If an “ownership change” were to occur, the Company believes it could permanently lose the ability to realize a substantial amount of this asset, resulting in reduction to the Company’s total stockholders’ equity. This could also decrease the Bank’s regulatory capital. The Company does not believe, however, that any such decrease in regulatory capital would be material because, among other things, only a small portion of the federal deferred tax asset is currently included in the Bank’s regulatory capital.
  PROPOSAL 2 — THE APPROVAL OF THE EXCHANGE
The Proposal
     The Company is seeking stockholder approval under the applicable provisions of Nasdaq Marketplace Rule 5635 for the issuance of the Initial Shares and warrants and the shares of common stock issuable in upon the exercise of the warrants granted in the Exchange.  As described below under the caption “— Terms of the Exchange,” the Company will issue the Initial Shares and warrants to acquire common stock in exchange for the surrender and cancellation of trust preferred securities in an aggregate liquidation amount of $10.0 million.  The Company will be obligated to issue shares of common stock upon exercise of the warrants to be issued as consideration in the Exchange.
Terms of the Exchange
     The terms of the Exchange are set forth in a Exchange Agreement (the “Exchange Agreement”), dated October 9, 2009, by and among the Company and the holders (the “Investors”) of trust preferred securities with an aggregate liquidation amount of $10.0 million issued by PVF Capital Trust II.
     The Exchange Agreement provides that on the closing date of the transaction (the “Closing”), the Investors will exchange their trust preferred securities for consideration to be paid by the Company. The consideration to be paid by the Company in the Exchange will consist of (i) cash payments aggregating $400,000; (ii) the Initial Shares; (iii) warrants (the “A Warrants”) to purchase in the aggregate a number of shares of Company common stock equal to 769,608 shares plus 9.9% of the Initial Shares; and (iv) warrants (the “B Warrants” and together with the A Warrants, the “Warrants”) which become exercisable only in the event the Company completes one or more public offerings or private placements of its common stock (which would include the Private Placements and the Rights Offering) within one year of the date of the Exchange Agreement. The number of shares issuable under the B Warrants in such event would total 4.9% of the aggregate number of shares of common stock outstanding subsequent to the public offerings or private placements completed during that one-year period minus the aggregate number of shares issuable pursuant to the A Warrants.

     The Warrants are exercisable for five years following the Closing at a price equal to the lesser of (i) $4.00 per share, (ii) the Conversion Price or (iii) the offering price for shares of Company common stock issued solely for cash in any subsequent public offering or private placement of the common stock.
     Upon consummation of the Exchange, the Company anticipates that the trust preferred securities and common securities issued by PVF Capital Trust II and the subordinated debentures issued by the Company to PVF Capital Trust II will be cancelled and will no longer be outstanding.
     If completed, the Exchange is expected to generate after tax income of approximately $5.9 million, although the exact amount is subject to variation based on the valuation of the warrants at closing. The income would be recorded during the quarter in which the trust preferred securities were cancelled, which is expected to be the fourth quarter of calendar year 2009 or the first quarter of calendar year 2010.
     The issuance of Company common stock pursuant to the Exchange Agreement will be made by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(2) of such Act and Rule 506 promulgated thereunder. The shares of common stock and Warrants to acquire common stock in the Exchange, and any shares of common stock that may be issued upon the exercise of Warrants granted in the Exchange, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the Securities and Exchange Commission within 60 days of the completion of the Exchange with respect to the Initial Shares and the Warrants and within 60 days of the exercise of any Warrant with respect to the resale of common stock issued upon the exercise of a Warrant.
     The directors of the Company have executed voting agreements agreeing to vote shares of common stock they hold in favor of the Exchange. Consummation of the Exchange also is subject to other customary closing conditions.
Interests of Certain Persons in the Exchange
     Included among the Investors are Marty E. Adams, a director of the Bank and a nominee for election as a director of the Company and the former Interim Chief Executive Officer of the Company and the Bank, Umberto P. Fedeli, a director of the Company and the Bank, and Robert J. King, Jr., the President and Chief Executive Officer and a director of the Company and the Bank. As holders of trust preferred securities, these individuals will receive a portion of the Initial Shares and the Warrants to be issued in the Exchange. The following table sets forth for each such individual the liquidation amount of trust preferred securities to be surrendered to the Company in the Exchange and the consideration to be received in exchange for the securities to be surrendered:

	Liquidation Amount of
	Trust Preferred Securities		Shares Subject to	Shares Subject to
Name	To be Exchanged	Initial Shares (1)	A Warrants (1)	B Warrants (2)
Marty E. Adams	$4,500,000
Umberto P. Fedeli	2,000,000
Robert J. King, Jr.	1,000,000

(1)	Assumes the Conversion Price will $ , the closing price for the common stock as quoted on the Nasdaq Capital Market on , 2009.

(2)	Assumes shares of common stock are issued in the Stock Offerings. The number of shares subject to B Warrants could increase if the Company were to complete one or more offerings of common stock in addition to the Stock Offerings by October 7, 2010.
Reason for Request for Stockholder Approval
     The Company’s common stock is listed on the Nasdaq Capital Market, and the Company is subject to the Nasdaq Marketplace Rules.  The Company is seeking shareholder approval for the issuance of the Initial Shares and the Warrants and the issuance of shares of common stock upon the exercise of the Warrants under the Nasdaq Marketplace Rules, which apply to the issuance of securities in certain circumstances.

     Under Marketplace Rule 5635(c), listed companies are required to obtain shareholder approval prior to issuance of common stock or securities convertible into or exercisable for common stock to certain affiliates in a private placement at a price less than the market value of the common stock, as such issuance is considered a form of “equity compensation.”  To the extent that the issuance to Messrs. Marty E. Adams, Umberto P. Fedeli and Robert J. King, Jr. of the Initial Shares, the Warrants and the shares of common stock issuable upon exercise of the Warrants could be considered a form of “equity compensation”, the Company is seeking stockholder approval pursuant to Marketplace Rule 5635(c).
     Furthermore, Nasdaq Marketplace Rule 5635(d) requires stockholder approval of the issuance in a private placement of common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. It is possible that the aggregate number of shares issuable as a result of the Exchange could equal or exceed more than 20% of the Company’s shares outstanding prior to the Exchange at a price that is lower than the greater of the book or market value of the shares. As a result, the Company also is seeking stockholder approval pursuant to Marketplace Rule 5635(d).
Impact on Stockholders of Approval or Disapproval of this Proposal
     If this Proposal is not approved, the Company will be unable to complete the Exchange.  As discussed under “Overview of Proposals 2, 3 and 4 — Risk Factors Relating to Proposals 2, 3 and 4,” if this Proposal is not approved, the Company will face negative regulatory consequences which are likely to have a material adverse effect on its business and the value of its common stock..
Board of Directors’ Recommendation
     The Company’s Board of Directors has approved the Exchange and the issuance of the Initial Shares, the Warrants and shares of common stock upon exercise of the Warrants.  Based on the Company’s reasons for the Exchange described in this proxy statement, the Board of Directors of the Company believes that the approval of the Exchange and the issuance of the Initial Shares, the Warrants and the shares of common stock issuable upon exercise of the Warrants is in the best interests of the Company and its shareholders and recommends that you vote FOR approval of Proposal No. 2.
PROPOSAL 3 — APPROVAL OF THE SALE OF SHARES IN A NON-PUBLIC OFFERING
     We are seeking shareholder approval to permit us to sell an amount of common stock representing more than 20% of our outstanding shares of common stock in a non-public offering. Concurrently with the mailing of this proxy statement, we have commenced a Rights Offering of shares of common stock and a related offering of shares of common stock to certain institutional investors and high net worth individuals, who we refer to as standby purchasers in this proxy statement. In the offering to standby purchasers, we propose to sell up to                      shares of our common stock, at a price of $___ per share. If the Stock Offerings close, the gross proceeds from the sales to standby purchasers would be up to $___ million.
Background
     As described above under “Overview of Proposals 2, 3 and 4 – Background,” the Bank has been directed by the “OTS to raise its Tier 1 core capital and total risk-based capital ratios to 8% and 12%, respectively, by December 31, 2009. In addition, the Bank Order requires the Bank to meet and maintain (i) a tier one (core) capital ratio of at least 8.0% and (ii) a total risk-based capital ratio of at least 12.0% after the funding of an adequate allowance for loan and lease losses and submit a detailed plan to accomplish this. As a result of this requirement the Bank may not be deemed to be “well-capitalized” under applicable regulations. The Bank Order also provides that if the Bank fails to meet this requirement at any time after December 31, 2009, within 15 days thereafter it must prepare a written contingency plan detailing actions to be taken, with specific time frames, providing for (i) a merger with another federally insured depository institution or holding company thereof, or (ii) voluntary liquidation. We expect to engage in the Rights Offering in order to raise equity capital to improve the Bank’s capital position and to retain additional capital at the Company for general corporate purposes.
     In connection with the Rights Offering, we may offer shares of our common stock to certain standby purchasers. The issuance of shares of common stock to standby investors requires shareholder approval as the amount of shares of common stock to be issued to standby investors is expected to exceed 20% of the Company’s common stock outstanding prior to such transactions.
     Our Board of Directors’ current intention is to raise capital through the Rights Offering to give our current shareholders the opportunity to limit ownership dilution from the offering to standby purchasers by allowing our current shareholders to buy additional shares of common stock. However, due to current market conditions, individual investment decisions of our shareholders and other factors, there is no guarantee that a rights offering to existing shareholders will raise sufficient capital to meet the capital targets established by the OTS. As a result, the Board of Directors expects to conduct an offering of common stock to a limited number of institutional investors and high net worth individuals, who will act as standby purchasers to ensure that we will raise sufficient capital regardless of the success of the Rights Offering.
The Stock Offerings
     The Rights Offering. We intend to distribute to the record holders of our common stock non-transferable subscription rights to subscribe for and purchase shares of our common stock, subject to approval of the Exchange, the Non-Public Offering and the amendment to our First Amended and Restated Articles of Incorporation as described in this proxy statement. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. In connection with the Rights Offering, we have filed a registration statement with the Securities and Exchange Commission and the registration statement was declared effective on                     , 2009.
     The Non-Public Offerings. We expect to enter into separate standby purchase agreements with certain institutional investors and high net worth individuals, pursuant to which we will agreed to sell, and these standby purchasers severally will agree to purchase from us, shares of our common stock. We propose to sell up to                      shares of our common stock to these standby purchasers. These standby purchase commitments are subject to certain conditions as set forth in the standby purchase agreements, including shareholder approval of the standby offering and the Exchange and the increase in the number of authorized shares of common stock. The number of shares available for sale to the standby purchasers will depend on the number of shares subscribed for in the rights offering. The price per share paid by the standby purchasers for such common stock will be equal to the subscription price paid by our shareholders in the Rights Offering.
Principal Effects on Outstanding Common Stock
     The issuance of shares to the standby purchasers will have no effect on the current rights of shareholders of our common stock under Ohio law, including without limitation, voting rights, rights to dividend payments and rights upon liquidation. Other than with respect to the anticipated Rights Offering, holders of our shares of common stock are not entitled to preemptive rights with respect to any shares that may be issued.
     The issuance of shares of our common stock in the Stock Offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our shares of common stock (other than shareholders who purchase sufficient shares of our common stock in the Rights Offering to maintain their proportionate ownership interest). The issuance of such shares at less than the then-existing market price would likely reduce the price per share of shares held by existing shareholders. It is anticipated that some of the shares we sell in the stock offerings will be to one or more shareholders such that each of those shareholders could acquire up to 9.9% of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders.
     Although we cannot determine what the actual net proceeds from the sale of the shares of common stock in the Stock Offerings will be until the Stock Offerings are completed, we estimate that the aggregate gross proceeds from the Stock Offerings will be between $___ million and $___ million. We intend to use the proceeds of the stock offerings to invest in the Bank to improve its regulatory capital position and for general corporate purposes.

Reasons for Requesting Shareholder Approval
     Under Nasdaq Marketplace Rules, we are required to obtain approval from our shareholders in order to sell or issue shares of our common stock in a non-public offering in an amount equal to 20% or more of the current outstanding shares of our common stock for less than the greater of book or market value of such shares of common stock. We are not required to seek shareholder approval of the Rights Offering to our existing shareholders. However, because we may seek to sell more than 20% of our current outstanding shares of common stock in the Non-Public Offering to standby purchasers at a price that is less than the greater of the book or current market value of such shares, we are seeking shareholder approval before completing the sales to standby purchasers.
     Shareholder approval of this proposal does not require us to conduct a sale of shares to standby purchasers. Accordingly, if shareholders approve this proposal, we may sell such shares of our common stock in any manner that we choose without receiving further shareholder approval, subject to the limitations set forth above (including the maximum number of shares to be sold, the price at which shares will be sold, and other restrictions imposed by Nasdaq listing requirements. Similarly, because we are not requesting shareholder approval of the Rights Offering to existing shareholders, we may conduct a rights offering to our existing shareholders even if we do not receive shareholder approval of this Proposal 3.
Consequences if the Private Placement is Not Approved by the Shareholders
     If the shareholders do not approve the sale of more than 20% of our outstanding shares of common stock in a non-public offering, it is unlikely that we will be able to raise sufficient capital to meet the levels directed by the OTS in the Bank Order. In such event, the Company and the Bank could become subject to adverse regulatory consequences, which could include a requirement that the Bank seek a merger partner or a voluntary liquidation. Such action by the OTS could have a material negative effect on the Company’s business and financial condition and the value of its common stock.   The Company and the Bank could also become subject to other supervisory actions by the OTS if it is unable to achieve compliance with the requirements of the anticipated Bank Order and Company Order or if market conditions were to deteriorate to such an extent that the equity capital the Company raised in the Private Placement and the Rights Offering proved to be insufficient for their needs. See “Overview of Proposals 2, 3 and 4 – Risk Factors Relating to Proposals 2, 3 and 4 — If Proposals 2, 3 and 4 are not approved, the Exchange, the Private Placement and the Rights Offering will not be completed and the Company would not be able to complete an offering of a sufficient number of shares to enable it to meet the OTS’ capital requirements for the Bank.  As a result, the OTS would likely take further action against the Company and the Bank.  Any such actions could have a material negative effect on the Company’s business and the value of its common stock.”
Board Recommendation
     The Board of Directors recommends a vote “FOR” the proposal to allow the sale of shares of common stock in an amount greater than 20% of the Company’s outstanding shares of common stock in a non-public offering.
PROPOSAL 4 — APPROVAL OF INCREASE OF AUTHORIZED SHARES
General
     The Company currently is authorized to issue 15,000,000 shares of common stock. The Company’s Board of Directors recommends that stockholders approve an amendment (the “Amendment”) to Article Fifth of the Company’s First Amended and Restated Articles of Incorporation (“Articles of Incorporation”) that would increase the authorized shares of common stock from 15,000,000 shares to 65,000,000 shares. The number of authorized shares of preferred stock will remain at 1,000,000 shares. If the Amendment is approved by the Company’s stockholders, the first sentence of Article Fifth of the Articles of Incorporation as amended will read as follows:
     The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 66,000,000 shares, of which 65,000,000 shares are to be shares of common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share.

Reasons for Request for Shareholder Approval
     As of ____________, 2009, there were               shares of common stock outstanding. An additional 1,148,220 shares were reserved for issuance pursuant to equity compensation plans of the Company and up to a maximum of 1,341,694 shares of common stock were reserved for issuance upon the exercise of warrants granted in the Completed Exchange. The Company also intends to issue the Initial Shares in the Exchange, shares of common stock issuable upon the exercise of the A Warrants to be granted in the Exchange, shares of common stock issuable upon exercise of the B Warrants to be granted in the Exchange and up to                      shares to be sold in the Stock Offerings. The Company needs to increase the number of shares of common stock it is authorized to issue in order to complete the Stock Offerings as currently proposed.
     In addition to receiving authorization for the issuance of shares in the Exchange and the Stock Offerings, the Board of Directors wishes to have available for issuance a number of authorized shares of common stock that will be adequate to provide for future stock issuances to meet future capital needs. The additional authorized shares would be available for issuance from time to time at the discretion of the Board of Directors, without further shareholder action except as may be required for a particular transaction by law, the regulations of Nasdaq or other agreements and restrictions. The shares would be issuable for any proper corporate purpose, including future acquisitions, capital-raising transactions consisting of equity or convertible debt, stock splits or issuances under current and future stock plans. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without the potential expense and delay incident to obtaining shareholder approval for a particular issuance.
Consequences if the Increase in Authorized Shares is Not Approved by the Shareholders
     If the shareholders do not approve the increase in the number of shares of common stock authorized for issuance under our Articles of Incorporation, we will not be able to complete the Stock Offerings, and it is unlikely that we will be able to raise sufficient capital by December 31, 2009, as required by the Bank Order. In such event, the Bank Order would require us to enter into a definitive merger agreement with a merger partner by March 1, 2010, and there is no assurance that we would be successful in seeking a merger partner. In such event, the OTS may take steps to require the Bank to liquidate or direct it to merge with another financial institution. Further, the OTS could place the Bank into receivership with the FDIC. In addition, in the short term, we may be required to seek alternative sources of capital and liquidity to satisfy our ongoing operations and we may not be able to obtain such alternative sources of capital and liquidity on commercially reasonable terms, if at all. If we were unable to generate additional capital and liquidity it would have a material adverse impact on our financial condition and would adversely affect the price of our common stock.
     If approved, the increase in authorized common stock will provide sufficient authorized shares to allow the Company to complete the Stock Offerings.  It would also give the Company the ability to issue shares for other general corporate purposes.  As a result of the Exchange and the Stock Offerings, the Company’s existing stockholders will incur substantial dilution to their voting interests and will own a smaller percentage of the Company’s outstanding common stock.  The dilutive effect of the Exchange and the Stock Offerings may have an adverse impact on the market price of the Company’s common stock.  Additional issuances of common stock would further dilute the interests of existing stockholders.
     Except as described in this proxy statement, the Company has no current plans to issue shares in an exchange, merger, consolidation, acquisition or similar transaction.  Approval of the amendment to the Company’s Articles of Incorporation would in certain circumstances permit such actions to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction.  Although the availability of additional shares of stock provides flexibility in carrying out corporate purposes, the increase in the number of shares of authorized stock could make it more difficult for a third party to acquire a majority of the Company’s outstanding voting stock and could also result in the issuance of a significant number of shares to one or more investors in transactions that may not require stockholder approval. For more information regarding dilution to stockholders, see “Overview of Proposals 2, 3 and 4 – Risk Factors Relating to Proposals 2, 3 and 4 – Stockholders will face significant dilution as a result of the Exchange and the Stock Offerings.”

Recommendation
     The Board of Directors believes that the Amendment is in the best interests of the stockholders of the Company. The Board of Directors recommends that stockholders vote “FOR” the proposal to amend the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock.
PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has renewed the Company’s arrangements with Crowe Horwath LLP, independent public accountants, to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to ratification by the Company’s stockholders. A representative of Crowe Horwath LLP will be present at the annual meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2010.
PROPOSAL 6.  — GRANT MANAGEMENT THE AUTHORITY TO ADJOURN THE ANNUAL MEETING IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE FOREGOING PROPOSALS
Proposal
     If at the Annual Meeting, the number of shares of the Company’s common stock present or represented and voting in favor of Proposals 1, 2, 3, 4 or 5 is insufficient to approve the Proposals, the Company’s management may move to adjourn, postpone or continue the annual meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of Proposals 1, 2 , 3, 4 or 5.  In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other Proposals.
     In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments.  If the Company’s stockholders approve the adjournment proposal, the Company could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposals 1, 2, 3, 4 or 5, including the solicitation of proxies from stockholders that have previously voted against the Proposals.  Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the other Proposals have been received, the Company could adjourn, postpone or continue the Annual Meeting without a vote on the other Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals. If it is necessary to adjourn the Annual Meeting, no notice of the adjourned Annual Meeting is required to be given to stockholders other than an announcement at the Annual Meeting of the hour, date and place to which the Annual meeting is adjourned.
Board of Directors’ Recommendation
     The Company’s Board of Directors recommends that stockholders vote FOR the proposal to adjourn, postpone or continue the Annual Meeting.
EXECUTIVE COMPENSATION
Summary Compensation Table
     The following information is furnished for the individuals who served as the principal executive officer of the Company for the 2009 fiscal year and for the two other most highly compensated executive officers of the Company who were serving as executive officers on June 30, 2009 and whose total compensation exceeded $100,000.

Name and				Option	All Other
Principal Position	Year	Salary		Awards (1)	Compensation (2)	Total
Marty E. Adams (3)	2009	$160,000	(4)	$—	$—	$160,000
Interim Chief Executive Officer of the Company and the Bank

John R. Male(5)	2009	$226,020		$7,504	$52,030	$285,554
Retired Chief Executive Officer of	2008	226,021		9,038	65,397	300,456
the Company and the Bank

C. Keith Swaney(6)	2009	$107,801		$4,841	$1,895,829	$2,008,471
Retired President and Chief	2008	200,000		11,410	47,900	259,310
Operating Officer of the Company and the Bank, Treasurer of the Company and Chief Financial Officer of the Bank

Jeffrey N. Male	2009	$145,000		$11,580	$10,525	$167,105
Vice President and Secretary	2008	145,000		5,972	26,888	177,860
of the Company and Executive Vice President of the Bank

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) during the year ended June 30, 2009, based upon a fair value of $4.00, $3.79, $3.08 and $1.12 for options granted in 2004, 2005, 2006 and 2008, respectively, to Messrs. John R. Male and Jeffrey N. Male, and $3.60, $1.99, $1.61 and $1.93 for options granted to Mr. C. Keith Swaney in 2003, 2004, 2005, 2006 and 2008, respectively, using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see Note 15 to the Notes to the Consolidated Financial Statements contained in Item 8 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2009.

(2)	Details of the amounts reported in the “All Other Compensation” column for 2009 are provided in the table below.

	Marty E. Adams	John R. Male		C. Keith Swaney		Jeffrey N. Male
Director compensation	$—	$25,200		$25,200		$—
Employer contributions to 401(k) Plan	—	4,521		—		2,342
Disability insurance premiums	—	2,979		3,532		2,713
Life insurance premiums	—	6,900		11,340		5,470
Reimbursement of legal fees	—	12,430		—		—
Supplemental Executive Retirement Plan Payment(d)	—	—		1,855,757		—
Perquisites		(a	)	(b	)	(c	)

(a)	Consists of an automobile allowance of $5,630, tax consulting fees of $1,675 and country club dues of $8,639.

(b)	Mr. Swaney’s aggregate perquisite amount was less than $10,000.

(c)	Consists of an automobile allowance of $1,960, tax consulting fees of $925 and country club dues of $9,662.

(d)	Represents payment of amounts previously accrued and payable upon separation of service under the Company’s Supplemental Executive Retirement Plan. On July 27, 2009, the Bank took action to terminate this plan.

(3)	Mr. Adams was appointed Interim Chief Executive Officer on March 4, 2009. The amount shown was paid as consulting fees to Marty Adams Consulting LLC.

(4)	Consists of fees paid to Marty Adams Consulting LLC.

(5)	Mr. Male resigned as Chairman of the Board of the Company and the Bank on January 29, 2009 and as Chief Executive Officer of the Company and the Bank on March 4, 2009. He retired as President of PVF Service Corporation, a wholly owned subsidiary of the Company, on July 27, 2009.

(6)	Mr. Swaney retired on November 25, 2008.
Consulting Agreement with Marty E. Adams Consulting LLC
     In connection with his appointment as Interim Chief Executive Officer of the Company and the Bank, Marty Adams Consulting LLC (“MAC”), of which Mr. Adams is the principal, entered into an agreement, dated February 26, 2009, with the Company and the Bank pursuant to which, among other things, (i) Mr. Adams has served as Interim Chief Executive Officer of the Company and the Bank since March 4, 2009, and (ii) MAC received $40,000, payable monthly, in consideration for Mr. Adams’ services.

Severance Agreement
     The Company and the Bank maintain a severance agreement (the “Severance Agreement”) with Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President of the Bank (the “Executive”). The Severance Agreement is for a term of three years. On each anniversary date from the date of commencement of the Severance Agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards.
     Under the Severance Agreement, in the event of the Executive’s involuntary termination of employment within one year following a “change in control” of the Bank or the Company, or voluntary termination for “good reason,” other than for “cause,” the Executive will receive the following benefits under his Severance Agreement: (i) a payment equal to three (3) times the Executive’s annual compensation (current base salary plus annual incentive compensation for the calendar year immediately preceding the change in control), payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive’s 401(k) plan account the Bank’s matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive’s employment with another employer or 12 months following termination. In addition, under the terms of the Severance Agreement, the Executive also would be entitled to receive additional tax indemnification payments if the payments and benefits under his Severance Agreement or any other payments triggered liability under the Internal Revenue Code of 1986, as amended, as an excise tax constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times an executive’s base amount. The excise tax equals 20% of the amount of the payment in excess of one times the executive’s base amount.
     “Change in control” is defined generally in the Severance Agreement as: (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company’s voting securities or the acquisition by a person of the power to direct the Company’s management or policies; (ii) the acquisition by a person of the power to direct the Bank’s or Company’s management or policies, if the Board of Directors or the Bank’s regulator, the OTS, has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Bank or the Company for the purposes of the Savings & Loan Holding Company Act or the Change in Bank Control Act and the regulations thereunder; (iii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger; or (iv) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. “Good reason” is defined in the Severance Agreements as any of the following events that occur without the Executive’s written consent: (i) the assignment to the Executive of duties that constitute a material diminution of his authority, duties or responsibilities; (ii) materially reducing the Executive’s base salary; (iii) the relocation of the Executive’s principal place of employment to a location that is more than 35 miles from the Bank’s Solon, Ohio office; or (iv) any other action or inaction by the Bank that constitutes a material breach of the Severance Agreement.
Letter Agreement with John R. Male
     In connection with John R. Male’s retirement, the Company entered into a Letter Agreement with John R. Male (the “Agreement”), dated July 27, 2009, certain terms of which are subject to OTS approval. Among other things, the Agreement provides for termination of the severance agreement between Mr. Male and the Company and the Bank and termination of the Letter Agreement previously entered into among Mr. Male, the Company and the Bank, dated January 29, 2009. The Agreement provides, however, that the provision of the Letter Agreement dated January 29, 2009 regarding payments to cover any additional tax imposed under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) in connection with payments made to Mr. Male under his Severance Agreement or the Bank’s Supplemental Executive Retirement Plan will survive its termination, and

Mr. Male will be entitled to receive these payments. The Agreement provides that Mr. Male will continue to serve as a director of the Company and the Bank through the expiration of his current term, and will be considered by the Nominating Committee in connection with the 2010 annual meeting. The Agreement entitles Mr. Male to receive an early retirement benefit under the Bank’s Supplemental Executive Retirement Plan in the amount of $1,471,731, which will be paid upon his separation from service in accordance with Section 409A of the Code. Under the Agreement, the Bank will continue to provide health insurance coverage to Mr. Male on the same terms as coverage previously made available to Mr. Male until he becomes eligible for Medicare coverage. The Agreement provides that Mr. Male will be retained as a consultant to the Bank for a 12-month period following OTS approval and during such period may not compete within 25 miles of the Company’s headquarters; Mr. Male will be paid $8,333 per month for his consulting services.
Grants of Plan-Based Awards
     The Company maintains the PVF Capital Corp. 2000 Incentive Stock Option Plan and the PVF Capital Corp. 2008 Equity Incentive Plan for the purpose of providing the named executive officers and other eligible participants with an opportunity to receive stock option grants or restricted stock awards.
Outstanding Equity Awards at Fiscal Year End
     The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding stock options held by the named executive officers as of June 30, 2009.

	Option Awards
		Number of
		Securities
	Number of Securities	Underlying
	Underlying	Unexercised	Option
	Unexercised Options	Options (#)	Exercise	Option
	(#) Exercisable	Unexercisable	Price ($)	Expiration Date
Marty E. Adams	—	—	$—	—

John R. Male	4,620	—	13.64	11/1/2009	(1)
	4,200	—	12.21	11/1/2010	(1)
	7,000	—	11.70	11/1/2011	(1)
	6,700	—	4.42	11/3/2013	(1)

C. Keith Swaney	—	—	—	—

Jeffrey N. Male	3,080	—	13.64	11/1/2009
	2,240	560 (1)	12.21	11/1/2010
	2,700	1,800 (2)	11.70	11/1/2011
	860	3,440 (3)	4.42	11/3/2013

(1)	As a result of Mr. Male’s retirement subsequent to June 30, 2009 from his position as an officer of the Company, Mr. Male’s options will expire on October 26, 2009.

(2)	These options vest on November 3, 2009.

(3)	50% of these options vest on each of November 1, 2009 and 2010.

(4)	33.3% of these options vest on each of November 1, 2009, 2010 and 2011.

DIRECTOR COMPENSATION
     The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2009 fiscal year.

	Fees Earned or	Option Awards
Name	Paid in Cash ($)	($)(5)	Total ($)
Steven A. Calabrese	$18,900	$11,580	$30,480
Gerald A. Fallon(1)	$25,200	5,790	30,990
Umberto P. Fedeli(2)	$12,600	—	12,600
Mark D. Grossi(3)	$10,500	—	10,500
Robert K. Healey	$25,200	5,308	30,508
Ronald D. Holman, II	$25,200	6,273	31,473
Stanley T. Jaros	$25,200	3,860	29,060
Raymond J. Negrelli	$25,200	3,378	28,578
Stuart D. Neidus	$25,200	7,238	32,438
Richard M. Osborne(4)	$8,400	9,650	18,050

(1)	Mr. Fallon resigned from the Board on November 6, 2008.

(2)	Mr. Fedeli was appointed to the Board on November 6, 2008.

(3)	Mr. Grossi was appointed to the Board on January 29, 2009.

(4)	Mr. Osborne resigned from the Board on January 29, 2009.

(5)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) during the year ended June 30, 2009, based upon a fair value of $3.60, $1.99, $1.61 and $1.93 for options granted in 2003, 2004, 2005, 2006 and 2008, respectively, using the Black-Scholes option pricing model. For further information regarding the assumptions used to compute fair value, see Note 15 to the Notes to the Consolidated Financial Statements contained in Item 8 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2009. As of June 30, 2009, the non-employee directors had the following number of non-qualified stock options outstanding:

Non-Qualified
Stock Options
Name	Outstanding
Steven A. Calabrese	5,000
Gerald D. Fallon	19,296
Umberto P. Fedeli	—
Mark D. Grossi	—
Robert K. Healey	19,941
Ronald D. Holman, II	17,610
Stanley T. Jaros	22,620
Raymond J. Negrelli	16,046
Stuart D. Neidus	28,370
Richard M. Osborne	5,000
     Cash Retainer and Meeting Fees for Directors. The following table sets forth the applicable retainers and fees that were paid to our non-employee directors for their service on the Bank’s Board of Directors during the year ended June 30, 2009. The directors have elected to forego any fees for service during the year ending June 30, 2010.

Annual retainer	$25,200
Daily fee per special board event or retreat	$2,500
     Directors are eligible to receive awards under the Company’s 2000 Incentive Stock Option Plan and the 2008 Equity Incentive Plan. On November 1, 2008, grants of non-qualified stock options to purchase shares of Company common stock were made under the 2000 Incentive Stock Option Plan to the following directors: Mr. Calabrese, 5,000 options; Mr. Healey, 2,750 options; Mr. Holman, 3,250 options; Mr. Jaros, 2,000 options; Mr. Negrelli, 1,750 options; Mr. Neidus, 3,750 options; and Mr. Osborne, 5,000 options. The options have an exercise price of $4.02, the fair market value of the Company’s common stock on the date of grant, were exercisable upon grant and have terms of ten years.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS
Indebtedness of Management
     Under applicable law, the Bank’s loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank’s capital and surplus (i.e., up to $3.9 million at June 30, 2009) to such persons must be approved in advance by a disinterested majority of the Bank’s Board of Directors.
     At June 30, 2009, the aggregate amount of loans by the Bank to executive officers and directors was $9.7 million, representing 19.55% of stockholders’ equity. These loans were performing according to their original terms at June 30, 2009. All loans made by the Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.
Transactions with Related Persons
     Pursuant to the Charter of the Audit Committee of the Board of Directors, the Audit Committee has the responsibility to review all related party transactions for potential conflict of interest situations on an ongoing basis and determine whether to approve such transactions. The Audit Committee has adopted a comprehensive written policy for the review of certain transactions with related persons. The policy requires Audit Committee review of certain transactions with a director, nominee for director or executive officer, or any immediate family member or entity controlled by any such person (collectively, a “Related Person”). The transactions that require prior review are financial transactions or relationships (including charitable contributions and indebtedness other than loans provided in the ordinary course of the Company’s business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans provided to unrelated third parties and which did not involve more than the normal risk of collectibility or present other unfavorable features) where the aggregate amount involved will, or may be expected to, exceed $120,000 in any calendar year, the Company is, will be or may be expected to be a participant and any Related Person has or will have a direct or indirect material interest. In considering whether to recommend approval of a transaction, the Audit Committee will consider whether the terms of the transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party, the size of the transaction and the amount of consideration payable to the Related Person, the nature of the interest of the Related Person, whether the transaction may involve a conflict of interest as defined in the Company’s Code of Ethics and whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties. The Audit Committee’s recommendations with respect to Related Person transactions are then submitted for consideration by the full Board of Directors, which decides whether to approve any covered transaction.
     In addition, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Audit Committee Charter, it is the responsibility of the Company’s Audit Committee to review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions. The Company’s Code of Ethics also provides that all executive officers and directors must disclose any private interest that presents the possibility of conflicts of interest with the Company or the Bank.
     Mr. Raymond J. Negrelli, a director of the Company, is a 50% owner of Bay Properties Co., an Ohio general partnership. Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd. (“PVP”), an Ohio limited partnership formed to develop and operate a 10,000 square foot retail plaza located in Cleveland, Ohio. PVF Service Corporation, a wholly owned subsidiary of the Company, is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail plaza owned and operated by PVP, and during the year ended

June 30, 2009, the Bank paid a total of $68,200 in rent and operating cost reimbursements to PVP. For the fiscal year ending June 30, 2010, the Company estimates that it will pay a total of $68,200 in rent and operating cost reimbursements to PVP. Bay Properties Co. is also a 50% owner of Park View Center, LLC (“PVC”), an Ohio limited liability company formed to develop and operate an 8,200 square foot office building located in Mayfield Heights, Ohio. The Bank is a tenant of the office building and leases a 3,000 square foot unit with an automated teller machine in the office building owned and operated by PVC. During the year ended June 30, 2009, the Bank paid a total of $80,400 in rent and operating cost reimbursement to PVC. For the fiscal year ending June 30, 2010, the Company estimates that it will pay a total of $80,400 in rent and operating cost reimbursements to PVC. Bay Properties Co. is also a 50% owner of Avon Limited, LLC, an Ohio limited liability company formed to develop and operate a 3,375 square foot office building located in Avon, Ohio. The Bank is a tenant of the office building and leases the office building owned and operated by Avon Limited, LLC. During the year ended June 30, 2009, the Bank paid a total of $74,700 in rent and operating cost reimbursement to Avon Limited, LLC. For the fiscal year ending June 30, 2010, the Company estimates that it will pay a total of $74,700 in rent and operating cost reimbursements to Avon Limited, LLC.
Section 16(a) Beneficial Ownership Reporting Compliance
     Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than 10% of the outstanding common stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in such common stock (collectively, “Reports”), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2009, all of the Reporting Persons complied with these reporting requirements, except Director Raymond J. Negrelli who filed a late Form 4 reporting two transactions.
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDERS NOMINATIONS
     Under the Company’s Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than thirty days nor more than sixty days prior to the date of such meeting; provided, however, that if less than forty days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the annual meeting, a stockholder proposal must be delivered or mailed to the Company’s Secretary no later than                     , 2009. In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 30000 Aurora Road, Solon, Ohio 44139, no later than                     , 2010. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
OTHER MATTERS
     The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement and matters incident to the conduct of the annual meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.
MISCELLANEOUS
     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Georgeson Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $7,500 plus reimbursement of expenses.

     The Company’s 2009 Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, accompanies the proxy statement mailed to stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.
     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: SECRETARY, PVF CAPITAL CORP., 30000 AURORA ROAD, SOLON, OHIO 44139.
By order of the board of directors
Jeffrey N. Male
Secretary
Solon, Ohio
_________      , 2009

APPENDIX A
PVF CAPITAL CORP.
AUDIT COMMITTEE CHARTER
PURPOSE
The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of PVF Capital Corp. (the “Company”) in fulfilling its responsibility to provide oversight and monitoring by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; the Company’s auditing, accounting and financial reporting practices generally; and all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:
•	Oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.
•	Serve as an independent and objective party to monitor the Company’s financial reporting practices and internal control system.
•	Review and appraise the qualifications and performance of the Company’s external and internal auditors.
•	Provide an open avenue of communication among the external auditor, financial and senior management, the internal auditor and the Board of Directors.
AUTHORITY
In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with unrestricted access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee, for payment to independent counsel and other advisors. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.
MEMBERSHIP
The Committee shall be comprised of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission (“SEC”) rules and regulations. All members of the Committee should be financially literate at the time of appointment, meaning they should have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
STRUCTURE AND MEETINGS
The Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee chairperson shall preside at the meeting and, in consultation with other members of the Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee chairperson shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.
KEY RESPONSIBILITIES
The Committee’s job is one of oversight and it recognizes that the management of the Company is responsible for preparing the financial statements of the Company and that the external auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the independent auditor, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert advice or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work. The members of the Committee shall perform their responsibilities in good faith; in a manner each of them reasonably believes to be in the best interest of the Company and in accordance with applicable laws and regulations.
The following functions shall be common recurring activities of the Committee in fulfilling its oversight function:
Independent External Auditor
•	Appoint the external auditor and be responsible for their compensation, retention and oversight (including resolutions of disagreements between management and the external auditor regarding financial reporting).
•	Receive, evaluate and discuss on an annual basis with the external auditor a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations as to their objectivity and independence as required by Independence Standards Board Statement No. 1 and actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the external auditor.\
•	Meet with the Company’s external auditor, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the external auditor, or other results of said audit(s); (iii) to consider the external auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the external auditor proposes to render to the Board of Directors and shareholders.
•	Approve the external auditor’s estimated fees for the annual audit and quarterly review work as outlined in its engagement letter; and review the external auditor’s performance.
•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company’s business, results of operation and financial statements.
•	Review and discuss with the external auditor all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the external auditor and management.
•	The Committee shall approve, in advance, all permissible non-audit services to be performed by the external auditor. Such approval process will ensure that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation. Alternatively, the Committee may establish pre-approval policies and procedures with respect to permissible non-audit services to be performed by the external auditor.
•	Act as a liaison between the Company’s external auditor and the full Board of Directors.
•	As required by law, the Audit Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.
Financial Reporting and Disclosures
•	Consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the external auditor.

•	Review the Company’s financial statements, including interim financial statements, annual financial statements with accompanying auditors’ opinion and management letters, filings of Forms 10-K and 10-Q, the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, and any other financial reports requiring Board approval before submission to the SEC or other government agency.
•	Prepare, review and approve the annual proxy disclosure regarding the activities and report of the Committee for the year, as required under SEC rules.
•	Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.
•	Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the external auditor, the principal financial and accounting officer, and the chief executive officer.
•	Satisfy itself that the Company is in reasonable compliance with pertinent laws and regulations and conducting its affairs ethically.
Internal Controls
•	Review and discuss with management, the external and internal auditors, the quality and adequacy of the Company’s internal controls.
•	Review and, if deemed necessary, investigate concerns and/or complaints regarding accounting, internal accounting controls, or other auditing or questionable matters submitted confidentially and anonymously to the Committee. In connection therewith, the Committee shall have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal controls, or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
•	Review related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and determine whether to approve such transaction.
•	The Committee shall review the results of examinations by regulatory authorities and management’s response to such examinations.
Internal Audit
•	Oversee the Company’s internal audit function to include approving the Company’s Internal Audit Policy, approving the appointment and termination of the internal auditor, approving the annual audit plan, and reviewing staffing and results of internal audits.

•	The Committee shall meet with the internal auditor, at least annually, to review the status of the internal audit and compliance activities, including the effectiveness of the Company’s internal control system, any significant findings and recommendations by the internal auditor and management’s response.
Communication
•	Report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.
•	The chairperson and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, the Board of Directors, external and internal auditors and legal counsel, as applicable, to strengthen the Committee’s knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the Committee that members of management, counsel, the internal and external auditors, as applicable, participate in Committee meetings, as necessary, to carry out the Committee’s responsibilities.

PVF CAPITAL CORP.
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509
_________________________
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
The Notice of Meeting, proxy statement and proxy card are available at http://www.                                        .
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of

Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
ê Please fold and detach card at perforation before mailing. ê

PVF CAPITAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Robert K. Healey, Stanley T. Jaros, Stuart D. Neidus and Raymond J. Negrelli with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s Corporate Center located at 30000 Aurora Road, Solon, Ohio, on                     ,                     , 2009 at 10:00 a.m., local time, and at any and all adjournments thereof.
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated ________ ___, 2009 and an Annual Report to Stockholders on Form 10-K.

Dated:	, 2009

Signature of stockholder

Signature of stockholder if held jointly.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PVF CAPITAL CORP.	REVOCABLE PROXY
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposals #2 and #3.
1.	The election as directors for three-year terms of all nominees listed below. Nominees: Marty E. Adams Steven A. Calabrese Umberto P. Fedeli C. Keith Swaney

☐	FOR (except as marked to the contrary below) ☐ VOTE WITHHELD
INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line provided below.

2.	The approval of the redemption of $10.0 million aggregate liquidation amount of trust preferred securities in exchange for $400,000 in cash, $600,000 of common stock and warrants of acquire common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	The approval of an issuance of shares in a non-public offering in an amount in excess of 20% of our currently outstanding shares of common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	The approval of an amendment to the Company’s First Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 65,000,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	The ratification of the appointment of Crowe Horwath LLP as PVF Capital Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	To grant management the authority to adjourn the annual meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

☐	FOR	☐	AGAINST	☐	ABSTAIN
ê Please fold and detach card at perforation before mailing. ê

PVF CAPITAL CORP.
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509
_________________________
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
The Notice of Meeting, proxy statement and proxy card are available at http://www.                                        .
ê Please fold and detach card at perforation before mailing. ê

PVF CAPITAL CORP.	VOTING INSTRUCTIONS
As a participant in the PVF Capital Corp. Retirement Savings Plan (“Plan), I hereby direct Frontier Trust Company FSB, as Trustee (Trustee) for the Plan, to vote all shares of PVF Capital Corp. Common Stock that are credited to my account in the Plan at the PVF Capital Corp. Annual Meeting of Stockholders to be held at the Company’s Corporate Center located at 30000 Aurora Road, Solon, Ohio, on                     ,                     , 2009 at 10:00 a.m., local time, and at any and all adjournments thereof, upon the matters set forth on the reverse side hereof and upon such other matters as may properly come before the meeting.
Only the Trustee can vote your shares. Your shares cannot be voted in person at the Annual Meeting of Stockholders. How you vote is confidential. The Trustee will not disclose how you instructed the Trustee to vote, unless required by law.

Dated:	, 2009

Signature

NOTE: Please sign exactly as your name appears to the left.
PLEASE DATE, SIGN AND MAIL THE VOTING INSTRUCTION CARD BY                     , 2009 USING THE ENCLOSED ENVELOPE.

PVF CAPITAL CORP.	VOTING INSTRUCTIONS
THE TRUSTEE IS INSTRUCTED TO VOTE AS SPECIFIED BELOW. IF NO INSTRUCTIONS ARE GIVEN OR IF YOUR VOTING INSTRUCTIONS ARE NOT RECEIVED ON OR BEFORE                     , 2009, THE TRUSTEE WILL VOTE THE UNINSTRUCTED SHARES IN THE SAME PROPORTION IN WHICH IT HAS RECEIVED VOTING INSTRUCTIONS.
The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposals #2 and #3.
1.	The election as directors for three-year terms of all nominees listed below. Nominees: Marty E. Adams Steven A. Calabrese Umberto P. Fedeli C. Keith Swaney

☐	FOR (except as marked to the contrary below) ☐ VOTE WITHHELD
INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on the line provided below.

2.	The approval of the redemption of $10.0 million aggregate liquidation amount of trust preferred securities in exchange for $400,000 in cash, $600,000 of common stock and warrants of acquire common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	The approval of an issuance of shares in a non-public offering in an amount in excess of 20% of our currently outstanding shares of common stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	The approval of an amendment to the Company’s First Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 15,000,000 to 65,000,000.

☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	The ratification of the appointment of Crowe Horwath LLP as PVF Capital Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2010.

☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	To grant management the authority to adjourn the annual meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals.

☐	FOR	☐	AGAINST	☐	ABSTAIN
ê Please fold and detach card at perforation before mailing. ê

(Continued and to be signed on reverse side.)